                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5357

                             SCUDDER BLUE CHIP FUND
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Blue Chip Fund

Annual Report to Shareholders

October 31, 2004

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. The fund may invest in various industries and certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

Returns during all periods shown for Classes B, C and Institutional Class and for the 5- and 10- year periods shown for Class A reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/04
Scudder Blue Chip Fund	1-Year	3-Year	5-Year	10-Year
Class A	13.52%	4.80%	-2.30%	9.25%
Class B	12.51%	3.94%	-3.10%	8.35%
Class C	12.53%	3.94%	-3.06%	8.42%
Russell 1000 Index+	9.33%	4.53%	-1.63%	11.04%
S&P 500 Index++	9.42%	3.92%	-2.22%	11.01%
Scudder Blue Chip Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class**	14.01%	5.23%	-1.86%	8.06%
Russell 1000 Index+	9.33%	4.53%	-1.63%	8.96%
S&P 500 Index++	9.42%	3.92%	-2.22%	8.98%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares (formerly Class I shares) commenced operations on November 22, 1995. Index returns begin November 30, 1995.

** On August 13, 2004, Class I shares of the Fund were renamed to Institutional Class.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Blue Chip Fund — Class A [] Russell 1000 Index+ [] S&P 500 Index++

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/04
Scudder Blue Chip Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,699	$10,848	$8,392	$22,825
	Average annual total return	6.99%	2.75%	-3.45%	8.60%
Class B	Growth of $10,000	$10,951	$11,028	$8,462	$22,299
	Average annual total return	9.51%	3.31%	-3.28%	8.35%
Class C	Growth of $10,000	$11,253	$11,230	$8,563	$22,448
	Average annual total return	12.53%	3.94%	-3.06%	8.42%
Russell 1000 Index+	Growth of $10,000	$10,933	$11,420	$9,212	$28,506
	Average annual total return	9.33%	4.53%	-1.63%	11.04%
S&P 500 Index++	Growth of $10,000	$10,942	$11,221	$8,940	$28,411
	Average annual total return	9.42%	3.92%	-2.22%	11.01%

The growth of $10,000 is cumulative.

+ The Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalization companies that are domiciled in the United States and whose common stocks are traded there.

++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 10/31/04
Scudder Blue Chip Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class**	Growth of $1,000,000	$1,140,100	$1,165,400	$910,300	$1,999,000
	Average annual total return	14.01%	5.23%	-1.86%	8.06%
Russell 1000 Index+	Growth of $1,000,000	$1,093,300	$1,142,000	$921,200	$2,148,500
	Average annual total return	9.33%	4.53%	-1.63%	8.96%
S&P 500 Index++	Growth of $1,000,000	$1,094,200	$1,122,100	$894,000	$2,152,500
	Average annual total return	9.42%	3.92%	-2.22%	8.98%

The growth of $1,000,000 is cumulative.

The minimum investment for the Institutional Class is $1,000,000.00.

* Institutional Class (formerly Class I shares) commenced operations on November 22, 1995. Index returns begin November 30, 1995.

** On August 13, 2004, Class I shares of the Fund were renamed to Institutional Class.

+ The Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalization companies that are domiciled in the United States and whose common stocks are traded there.

++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value
	Class A	Class B	Class C	Institutional Class**
Net Asset Value: 10/31/04	$ 17.30	$ 16.37	$ 16.53	$ 17.90
10/31/03	$ 15.24	$ 14.55	$ 14.69	$ 15.70
Class A Lipper Rankings — Multi-Cap Core Funds Category as of 10/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	58	of	701	9
3-Year	246	of	506	49
5-Year	271	of	345	79
10-Year	73	of	113	65

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher for Class B, C and Institutional shares. The table is based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2004.

The table illustrates your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2004
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,052.30	$ 1,048.00	$ 1,048.20	$ 1,054.80
Expenses Paid per $1,000*	$ 6.01	$ 10.39	$ 10.28	$ 3.80
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,019.35	$ 1,015.06	$ 1,015.17	$ 1,021.51
Expenses Paid per $1,000*	$ 5.92	$ 10.22	$ 10.11	$ 3.74

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
Scudder Blue Chip Fund	1.16%	2.01%	1.99%	.73%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

Scudder Blue Chip Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Blue Chip Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Janet Campagna

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1999 and the fund in 2003.

Head of global and tactical asset allocation.

Investment strategist and manager of the asset allocation strategies group for Barclays Global Investors from 1994 to 1999.

Over 16 years of investment industry experience.

Master's degree in Social Science from California Institute of Technology.

Ph.D in Political Science from University of California at Irvine.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income and derivative securities at J.P. Morgan.

Senior portfolio manager for Multi Asset Class Quantitative Strategies: New York.

Joined the fund in 2003.

In the following interview, Portfolio Managers Janet Campagna and Robert Wang discuss the market environment and the performance and strategy of Scudder Blue Chip Fund for the 12-month period ended October 31, 2004.

Q:  How did the US market perform during the fund's reporting period?

A:  The annual period began on a strong note, as reports of robust corporate earnings and a continued pickup in the economy sent equity markets higher. In March 2004, however, the uptrend faltered as investors began to focus on concerns such as sluggish employment growth, renewed terrorism fears and early indications of a closer-than-expected presidential campaign. The heightened perception of risk led to the first significant correction in the US stock market in a year. Stock prices seesawed throughout the second and third calendar quarters as good news about corporate earnings was offset by geopolitical tensions and the rise in the price of oil to more than $50 a barrel. Nevertheless, the broad market S&P 500 index ended the period higher, gaining 9.42%. Value stocks outperformed their growth counterparts, while small-cap stocks continued to outpace large caps. The best performance generally was produced by sectors such as energy and materials, which benefited from the rising prices for oil and other commodities. Technology stocks, beset by fears of slower sales growth in 2005, were the worst performers.

Q:  How did the fund perform?

A:  The total return of the fund's Class A shares for the 12 months ended October 31, 2004 was 13.52%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 5 for complete performance information.) The fund outperformed its benchmark, the Russell 1000 Index, which returned 9.33%, as well as the 8.25% average return for the 701 funds in its Lipper peer group, Multi-Cap Core Funds.1,2 We also are pleased to report that the fund finished in the top 10% of its peer group for the annual period.3

1 The Russell 1000 Index is an unmanaged, price-only index of the 1,000 largest-capitalization companies that are domiciled in the United States and whose common stocks are traded there.

2 Source: Lipper Inc. Includes portfolios that invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap portfolios will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Multi-Cap Core funds have wide latitude in the companies in which they invest. These portfolios will normally have an average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared with the US diversified multi-cap equity funds universe average. It is not possible to invest directly in the Lipper category.

3 Source: Lipper Inc. Rankings are historical and do not guarantee future results. Lipper rankings are based on the fund's total return unadjusted for sales charges, with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Scudder Blue Chip Fund (Class A shares) Lipper rankings as of 10/31/04
Multi-Cap Core Funds
Period	Rank	Percentile
1-year	58 of 701 funds	8%
5-year	271 of 345	79%
10-year	73 of 113	65%

We believe the fund's strong performance is attributable in part to our disciplined investment process. We do not make "bets" on industry performance or the short-term direction of the market; instead, we focus on individual stock selection. We divide the 1,000 companies in the benchmark into 24 industry groups, and then we use a number of metrics (see the accompanying box) to identify companies in each sector that are most likely to outperform. In other words, we seek the best relative performers within each industry group. This approach

How the fund is managed

Investment Discipline

The fund's portfolio managers rely on a proprietary, quantitative screening process to identify attractively valued stocks with above-average capital appreciation potential from the fund's potential investment universe of approximately 1,000 blue chip companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividend history, easy access to credit, solid positions in their industry and strong management. In employing our processes, four primary dimensions are considered: valuation, trends in earnings, price momentum and risk measures. Valuation helps the fund's managers measure how expensive or inexpensive a security is relative to its overall universe. Earnings trends suggest whether the company's fundamentals are stable, improving or deteriorating. Price momentum provides an indicator of how the market is responding to these fundamentals. In other words, is there a discernible upward or downward movement in the stock's price? Risk measures help management understand the degree of financial uncertainty for a given company. Each stock is then ranked based on its relative attractiveness across all dimensions.

Portfolio Construction

Management builds a diversified portfolio of attractively rated companies, seeking stocks that are undervalued relative to their industry peers but whose earnings growth prospects are greater than those of their industry peers. To manage individual security risk and provide trading flexibility, approximately 120 blue-chip stocks are held in the portfolio. On an ongoing basis, a portfolio optimization program is used to determine which securities should be replaced due to diminishing return prospects, while managing the overall risk of the portfolio versus the benchmark index.

worked well over the past 12 months, during which our stock picks outperformed in 18 of the 24 industries. Past performance is no guarantee of future results, of course, but we believe our disciplined approach and emphasis on diversification will enable us to deliver outperformance over the long term.

Q:  What were some of your winning stock picks that influenced fund performance?

A:  On an industry group basis, we generated the most significant outperformance within pharmaceuticals and biotechnology; media; and diversified financials. The fund's top individual performers in these areas were Endo Pharmaceuticals*, McGraw-Hill Companies, Inc. and Countrywide Financial Corp., respectively. In addition, our stock selection was particularly strong in energy, a group that performed well as the rising price of oil boosted profit margins. Occidental Petroleum*, an exploration, development and production company, was the leading contributor to overall fund performance for the year. The company's strong production growth contributed to the stock's market appreciation, as did its ownership of oil fields in Libya at a time when barriers to conducting business in the country have begun to fall.

* Not held in the portfolio as of 10/31/04.

The second-largest contributor to performance was Ryder Systems Inc., a worldwide provider of trucking and supply-chain management systems. Strength in the global economy raised the demand for shipping-related services, which was reflected in both the company's results and its stock price performance. Monsanto Co., which makes agricultural products, also was a top contributor. The company began to reap the benefits of its decision to streamline its operations by focusing on its seeds business and reducing its employee head count. Monsanto also was helped by the European Union's decision to begin allowing the import of bioengineered foods. We remain overweight in Monsanto, as it looks good relative to peers on a number of fundamental characteristics.

Q:  What were some of your missteps?

A:  Our weakest stock selection was in food, beverage, tobacco, capital goods, and technology hardware and equipment. With respect to individual companies, the decision that detracted the most from fund performance was our underweight in ExxonMobil Corp. The stock outperformed on the heels of good second-quarter results and the announcement of a share buyback. We did not fully participate in this rally, however, as our analysis showed the company's fundamentals to be unattractive compared with the energy sector as a whole.

Intel Corp. and Texas Instruments, Inc. also had a negative impact on fund performance. Both companies, which manufacture semiconductors (computer chips), were hurt by concerns about declining demand for technology products and increasing chip-manufacturing capacity. We continue to hold an overweight position in Intel, but we sold out of Texas Instruments in the second quarter of 2004. Intel reported a 15% gain in earnings during its October quarter despite slower top-line sales growth. In our view, Intel looks good versus its peers on the basis of its solid earnings quality and strong cash flow return on investment.4

4 This means that a company's investments (in technology or equipment, for example) are, in total, generating positive cash flow, a sign of both sound management and overall financial strength.

Q:  Do you have any final thoughts for investors?

A:  Economic activity seems to be gathering steam again after a period of moderation in the late spring and early summer. Consumer spending snapped back in the third quarter, while business investment remained on a strong growth track. The labor market has shown some improvement as well, with a stronger pace of hiring in the last few months. Still, the economy faces risks. Energy prices remain a wild card, and the fiscal and monetary stimulus that was instrumental in jump-starting the economy last year is waning. With savings rates very low, households might opt to put more money away, which would crimp consumption. Additionally, despite the ongoing rebound in capital spending and hiring, businesses may harbor residual caution about expanding. Amid this uncertain environment, we are pleased with the fund's performance and its current positioning. As always, we will continue to utilize a balanced approach to our stock selection methodology — using both value and growth attributes as well as technical signals — to help us pinpoint timely market opportunities.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2004

Asset Allocation (Excludes Securities Lending Collateral)	10/31/04	10/31/03

Common Stocks	98%	98%
Cash Equivalents	2%	2%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/04	10/31/03

Financials	20%	20%
Information Technology	15%	16%
Health Care	14%	14%
Industrials	14%	11%
Consumer Discretionary	12%	16%
Energy	7%	6%
Consumer Staples	7%	7%
Materials	4%	3%
Telecommunication Services	4%	5%
Utilities	3%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2004 (20.2% of Net Assets)
1. Johnson & Johnson Provider of health care products	2.8%
2. International Business Machines Corp. Manufacturer of computers and provider of information processing services	2.3%
3. Bank of America Corp. Provider of commercial banking services	2.0%
4. Intel Corp. Designer, manufacturer and seller of computer components and related products	2.0%
5. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	1.9%
6. Verizon Communications, Inc. Provider of wireline voice and data services	1.9%
7. 3M Co. Manufacturer and provider of various services and equipment	1.9%
8. Cisco Systems, Inc. Developer of computer network products	1.8%
9. Freddie Mac Supplier of mortgage credit	1.8%
10. UnitedHealth Group, Inc. Operator of organized health systems	1.8%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2004

	Shares	Value ($)

Common Stocks 97.7%
Consumer Discretionary 12.0%
Auto Components 1.0%
American Axle & Manufacturing Holdings, Inc.	208,000	5,969,600
Hotels Restaurants & Leisure 0.7%
McDonald's Corp.	146,900	4,282,135
Household Durables 0.6%
D.R. Horton, Inc.	51,300	1,539,000
Ryland Group, Inc.	15,400	1,469,006
The Stanley Works	21,900	974,988
		3,982,994
Internet & Catalog Retail 0.5%
eBay, Inc.*	33,600	3,279,696
Leisure Equipment & Products 0.2%
Marvel Enterprises, Inc.* (d)	84,300	1,298,220
Media 3.5%
DIRECTV Group, Inc.	47,500	796,575
Getty Images, Inc.*	27,500	1,626,075
McGraw-Hill Companies, Inc.	101,100	8,719,875
Walt Disney Co.	403,300	10,171,226
		21,313,751
Multiline Retail 0.2%
Dillard's, Inc. "A"	60,600	1,241,694
Specialty Retail 4.4%
American Eagle Outfitters, Inc.	46,100	1,884,568
AnnTaylor Stores Corp.	256,800	5,767,728
Barnes & Noble, Inc.*	168,200	5,596,014
Blockbuster, Inc. "A" (d)	442,500	3,009,000
Claire's Stores, Inc.	260,200	6,770,404
Home Depot, Inc.	40,700	1,671,956
Rent-A-Center, Inc.*	60,100	1,441,799
The Gap, Inc.	38,800	775,224
		26,916,693
Textiles, Apparel & Luxury Goods 0.9%
Coach, Inc.*	21,800	1,016,534
NIKE, Inc. "B"	54,900	4,463,919
		5,480,453
Consumer Staples 6.6%
Beverages 0.9%
Adolph Coors Co. "B"	24,900	1,660,830
Coca-Cola Co.	101,800	4,139,188
		5,800,018
Food & Drug Retailing 1.5%
7-Eleven, Inc.*	26,800	564,676
Costco Wholesale Corp.	148,800	7,133,472
Sysco Corp.	52,800	1,703,856
		9,402,004
Food Products 1.5%
Kellogg Co.	21,800	937,400
Pilgrim's Pride Corp.	99,100	2,679,664
Sara Lee Corp.	182,400	4,246,272
Tyson Foods, Inc. "A"	53,100	769,950
William Wrigley Jr. Co.	14,300	935,220
		9,568,506
Personal Products 1.8%
Gillette Co.	260,600	10,809,688
Tobacco 0.9%
Altria Group, Inc.	30,800	1,492,568
UST, Inc.	92,100	3,790,836
		5,283,404
Energy 6.8%
Oil & Gas
Apache Corp.	159,000	8,061,300
Devon Energy Corp.	35,500	2,625,935
El Paso Corp.	70,900	633,846
ExxonMobil Corp.	168,386	8,287,959
Newfield Exploration Co.*	16,800	977,760
Pioneer Natural Resources Co.	176,600	5,721,840
Pogo Producing Co.	147,700	6,772,045
Valero Energy Corp. (d)	192,800	8,284,616
XTO Energy, Inc.	4,600	153,548
		41,518,849
Financials 19.0%
Banks 6.6%
Bank of America Corp.	271,500	12,160,485
Golden West Financial Corp.	84,400	9,868,048
National City Corp.	29,000	1,130,130
US Bancorp.	376,200	10,763,082
Wells Fargo & Co.	114,700	6,849,884
		40,771,629
Consumer Finance 0.6%
Providian Financial Corp.*	248,700	3,867,285
Diversified Financial Services 5.3%
Citigroup, Inc.	206,766	9,174,207
Countrywide Financial Corp.	187,700	5,993,261
Freddie Mac	166,100	11,062,260
JPMorgan Chase & Co.	161,300	6,226,180
		32,455,908
Insurance 5.3%
American International Group, Inc.	78,800	4,783,948
Chubb Corp.	87,300	6,296,949
Fidelity National Financial, Inc.	55,000	2,075,700
MetLife, Inc.	243,600	9,342,060
Odyssey Re Holdings Corp. (d)	15,000	327,900
W.R. Berkley Corp.	222,775	9,521,404
		32,347,961
Real Estate 1.2%
Apartment Investment & Management Co. "A" (REIT)	26,300	964,947
Avalonbay Communities, Inc. (REIT)	12,400	811,828
Boston Properties, Inc. (REIT)	14,800	883,856
Equity Office Properties Trust (REIT)	61,800	1,737,816
Equity Residential (REIT)	52,400	1,747,540
Hospitality Properties Trust (REIT)	20,100	861,285
Liberty Property Trust (REIT)	13,200	535,260
		7,542,532
Health Care 14.1%
Biotechnology 1.9%
Charles River Laboratories International, Inc.*	122,900	5,750,491
Genentech, Inc.*	125,600	5,718,568
		11,469,059
Health Care Equipment & Supplies 2.3%
Becton, Dickinson & Co.	173,500	9,108,750
IDEXX Laboratories, Inc.*	67,200	3,349,248
Respironics, Inc.*	40,300	2,058,927
		14,516,925
Health Care Providers & Services 2.9%
Aetna, Inc.	32,300	3,068,500
Coventry Health Care, Inc.*	93,500	3,824,150
UnitedHealth Group, Inc.	149,700	10,838,280
		17,730,930
Pharmaceuticals 7.0%
Abbott Laboratories	43,100	1,837,353
Andrx Corp.*	176,000	3,808,640
Bristol-Myers Squibb Co.	194,500	4,557,135
Johnson & Johnson	291,550	17,020,689
Merck & Co., Inc.	129,600	4,057,776
Pfizer, Inc.	409,700	11,860,815
		43,142,408
Industrials 13.1%
Aerospace & Defense 3.9%
Boeing Co.	182,400	9,101,760
General Dynamics Corp.	63,200	6,453,984
Northrop Grumman Corp.	54,000	2,794,500
Raytheon Co.	156,700	5,716,416
		24,066,660
Air Freight & Logistics 3.3%
CNF, Inc.	33,200	1,453,496
FedEx Corp.	112,900	10,287,448
Ryder System, Inc.	169,400	8,486,940
		20,227,884
Commercial Services & Supplies 1.3%
Cendant Corp.	378,700	7,797,433
Industrial Conglomerates 3.5%
3M Co.	147,400	11,433,818
General Electric Co.	299,800	10,229,176
		21,662,994
Machinery 0.9%
Cummins, Inc.	77,700	5,445,216
Road & Rail 0.2%
Norfolk Southern Corp.	37,100	1,259,545
Information Technology 14.5%
Communications Equipment 3.0%
Avaya, Inc.*	70,500	1,015,200
Cisco Systems, Inc.*	585,700	11,251,297
Motorola, Inc.	368,100	6,353,406
		18,619,903
Computers & Peripherals 2.3%
International Business Machines Corp.	156,000	14,001,000
Internet Software & Services 0.2%
Ingram Micro, Inc. "A"*	39,900	688,275
Yahoo!, Inc.*	22,000	796,180
		1,484,455
IT Consulting & Services 1.8%
Computer Sciences Corp.*	117,900	5,856,093
Unisys Corp.*	504,000	5,352,480
		11,208,573
Semiconductors & Semiconductor Equipment 4.7%
Cree, Inc.* (d)	119,600	4,127,396
Intel Corp.	544,600	12,122,796
Linear Technology Corp.	59,900	2,269,012
Microchip Technology, Inc.	47,900	1,448,975
Micron Technology, Inc.*	342,500	4,171,650
National Semiconductor Corp.*	278,100	4,644,270
		28,784,099
Software 2.5%
Adobe Systems, Inc.	108,900	6,101,667
Microsoft Corp.	242,600	6,790,374
Symantec Corp.*	43,200	2,459,808
		15,351,849
Materials 4.2%
Chemicals 1.3%
Monsanto Co.	190,700	8,152,425
Metals & Mining 2.0%
Nucor Corp.	7,000	295,610
Phelps Dodge Corp.	71,300	6,241,602
Southern Peru Copper Corp.	4,700	202,946
United States Steel Corp. (d)	155,200	5,698,944
		12,439,102
Paper & Forest Products 0.9%
Louisiana-Pacific Corp.	221,200	5,421,612
Telecommunication Services 4.1%
Diversified Telecommunication Services 2.8%
Sprint Corp.	282,800	5,924,660
Verizon Communications, Inc.	296,900	11,608,790
		17,533,450
Wireless Telecommunication Services 1.3%
Nextel Partners, Inc. "A"*	197,600	3,327,584
Telephone & Data Systems, Inc.	16,500	1,235,850
Western Wireless Corp. "A"*	110,100	3,208,314
		7,771,748
Utilities 3.3%
Electric Utilities 2.9%
American Electric Power Co.	109,900	3,619,007
Exelon Corp.	105,000	4,160,100
PG&E Corp.*	151,500	4,854,060
TXU Corp.	83,400	5,105,747
		17,738,914
Multi-Utilities 0.4%
Duke Energy Corp.	106,200	2,605,087
Total Common Stocks (Cost $536,678,594)		601,564,291
	Principal Amount ($)	Value ($)

US Government Backed 0.5%
US Treasury Bill, 1.78%**, 1/20/2005 (c) (Cost $2,971,569)	2,985,000	2,972,696

	Shares	Value ($)

Securities Lending Collateral 2.8%
Daily Assets Fund Institutional, 1.80%, (e) (f) (Cost $17,094,890)	17,094,890	17,094,890

Cash Equivalents 2.0%
Scudder Cash Management QP Trust, 1.80% (b) (Cost $12,371,937)	12,371,937	12,371,937

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $569,116,990) (a)	103.0	634,003,814
Other Assets and Liabilities, Net	(3.0)	(18,745,032)
Net Assets	100.0	615,258,782

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $571,675,117. At October 31, 2004, net unrealized appreciation for all securities based on tax cost was $62,328,697. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $71,266,507 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,937,810.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) At October 31, 2004, this security has been pledged to cover, in whole or part, initial margin requirements for open futures contracts.

(d) All or a portion of these securities were on loan. The value of all securities loaned at October 31, 2004 amounted to $16,586,902, which is 2.7% of net assets.

(e) Represents collateral held in connection with securities lending.

(f) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

At October 31, 2004, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index	12/16/2004	53	14,806,705	14,976,475	169,770

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2004
Assets
Investments: Investments in securities, at value (cost $539,650,163) — including $16,586,902 of securities loaned	$ 604,536,987
Investment in Daily Asset Fund Institutional (cost $17,094,890)*	17,094,890
Investment in Scudder Cash Management QP Trust (cost $12,371,937)	12,371,937
Total investments in securities, at value (cost $569,116,990)	634,003,814
Receivable for investments sold	3,529,813
Dividends receivable	505,041
Interest receivable	21,364
Receivable for Fund shares sold	250,368
Receivable for daily variation margin on open futures contracts	35,310
Other assets	16,361
Total assets	638,362,071
Liabilities
Due to custodian bank	3,310,122
Payable for investments purchased	209,691
Payable upon return of securities loaned	17,094,890
Payable for Fund shares redeemed	1,447,307
Accrued management fee	281,454
Other accrued expenses and payables	759,825
Total liabilities	23,103,289
Net assets, at value	$ 615,258,782
Net Assets
Net assets consist of: Undistributed net investment income	650,538
Net unrealized appreciation (depreciation) on: Investments	64,886,824
Futures	169,770
Accumulated net realized gain (loss)	(99,955,784)
Paid-in capital	649,507,434
Net assets, at value	$ 615,258,782

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($381,554,274 ÷ 22,053,675 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.30
Maximum offering price per share (100 ÷ 94.25 of $17.30)	$ 18.36

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($137,632,943 ÷ 8,409,819 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 16.37

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($45,850,848 ÷ 2,773,524 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 16.53
Institutional Class Net Asset Value, offering and redemption price per share ($50,220,717 ÷ 2,805,209 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.90

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2004
Investment Income
Income: Dividends	$ 8,931,753
Interest — Scudder Cash Management QP Trust	173,717
Interest	18,823
Securities lending income, including income from Daily Assets Fund Institutional	13,203
Total Income	9,137,496
Expenses: Management fee	3,327,980
Distribution service fees	2,899,407
Services to shareholders	2,095,849
Custodian	32,505
Auditing	47,432
Legal	15,259
Trustees' fees and expenses	42,295
Reports to shareholders	75,805
Registration fees	52,667
Other	25,173
Total expenses, before expense reductions	8,614,372
Expense reductions	(155,810)
Total expenses, after expense reductions	8,458,562
Net investment income (loss)	678,934
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	82,255,713
Futures	284,169
82,539,882
Net unrealized appreciation (depreciation) during the period on: Investments	(10,509,083)
Futures	(123,104)
(10,632,187)
Net gain (loss) on investment transactions	71,907,695
Net increase (decrease) in net assets resulting from operations	$ 72,586,629

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2004	2003
Operations: Net investment income (loss)	$ 678,934	$ 35,041
Net realized gain (loss) on investment transactions	82,539,882	(2,240,591)
Net unrealized appreciation (depreciation) on investment transactions during the period	(10,632,187)	88,844,365
Net increase (decrease) in net assets resulting from operations	72,586,629	86,638,815
Fund share transactions: Proceeds from shares sold	213,144,074	122,726,992
Cost of shares redeemed	(244,315,635)	(187,394,848)
Net increase (decrease) in net assets from Fund share transactions	(31,171,561)	(64,667,856)
Increase (decrease) in net assets	41,415,068	21,970,959
Net assets at beginning of period	573,843,714	551,872,755
Net assets at end of period (including undistributed net investment income of $650,538 and $32,621, respectively)	$ 615,258,782	$ 573,843,714

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 15.24	$ 12.92	$ 15.03	$ 21.76	$ 20.76
Income (loss) from investment operations: Net investment income (loss)[a]	.06	.04	.03	(.03)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.00	2.28	(2.14)	(6.10)	1.78
Total from investment operations	2.06	2.32	(2.11)	(6.13)	1.75
Less distributions from:
Net realized gains on investment transactions	—	—	—	(.60)	(.75)
Net asset value, end of period	$ 17.30	$ 15.24	$ 12.92	$ 15.03	$ 21.76
Total Return (%)[b]	13.52	17.96	(14.04)	(28.71)	8.51
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	382	349	308	430	651
Ratio of expenses before expense reductions (%)	1.13	1.19	1.09	1.23[c]	1.17
Ratio of expenses after expense reductions (%)	1.13	1.19	1.09	1.22[c]	1.16
Ratio of net investment income (loss) (%)	.42	.34	.21	(.14)	(.14)
Portfolio turnover rate (%)	222	185	143	124	89

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were 1.20% and 1.20%, respectively.

Class B
Years Ended October 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 14.55	$ 12.43	$ 14.58	$ 21.30	$ 20.50
Income (loss) from investment operations: Net investment income (loss)[a]	(.06)	(.05)	(.09)	(.16)	(.20)
Net realized and unrealized gain (loss) on investment transactions	1.88	2.17	(2.06)	(5.96)	1.75
Total from investment operations	1.82	2.12	(2.15)	(6.12)	1.55
Less distributions from:
Net realized gains on investment transactions	—	—	—	(.60)	(.75)
Net asset value, end of period	$ 16.37	$ 14.55	$ 12.43	$ 14.58	$ 21.30
Total Return (%)[b]	12.51[c]	17.06	(14.75)	(29.30)	7.62
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	138	178	197	293	454
Ratio of expenses before expense reductions (%)	2.09	2.00	1.93	2.04[d]	1.98
Ratio of expenses after expense reductions (%)	2.01	2.00	1.93	2.02[d]	1.97
Ratio of net investment income (loss) (%)	(.46)	(.47)	(.63)	(.93)	(.95)
Portfolio turnover rate (%)	222	185	143	124	89

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were 1.99% and 1.99%, respectively.

Class C
Years Ended October 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 14.69	$ 12.55	$ 14.72	$ 21.47	$ 20.64
Income (loss) from investment operations: Net investment income (loss)[a]	(.07)	(.06)	(.09)	(.15)	(.20)
Net realized and unrealized gain (loss) on investment transactions	1.91	2.20	(2.08)	(6.00)	1.78
Total from investment operations	1.84	2.14	(2.17)	(6.15)	1.58
Less distributions from:
Net realized gains on investment transactions	—	—	—	(.60)	(.75)
Net asset value, end of period	$ 16.53	$ 14.69	$ 12.55	$ 14.72	$ 21.47
Total Return (%)[b]	12.53[c]	17.05	(14.74)	(29.21)	7.72
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46	47	44	59	75
Ratio of expenses before expense reductions (%)	2.06	1.99	1.90	1.95[d]	1.93
Ratio of expenses after expense reductions (%)	2.00	1.99	1.90	1.92[d]	1.93
Ratio of net investment income (loss) (%)	(.45)	(.46)	(.60)	(.84)	(.91)
Portfolio turnover rate (%)	222	185	143	124	89

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were 1.92% and 1.92%, respectively.

Institutional Class
Years Ended October 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 15.70	$ 13.25	$ 15.36	$ 22.11	$ 20.99
Income (loss) from investment operations: Net investment income (loss)[a]	.12	.11	.09	.07	.08
Net realized and unrealized gain (loss) on investment transactions	2.08	2.34	(2.20)	(6.22)	1.79
Total from investment operations	2.20	2.45	(2.11)	(6.15)	1.87
Less distributions from: Net realized gains on investment transactions	—	—	—	(.60)	(.75)
Net asset value, end of period	$ 17.90	$ 15.70	$ 13.25	$ 15.36	$ 22.11
Total Return (%)	14.01[b]	18.49	(13.74)	(28.34)	9.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	50.2		3	6	10
Ratio of expenses before expense reductions (%)	.74	.72	.66	.70[c]	.69
Ratio of expenses after expense reductions (%)	.74	.72	.66	.70[c]	.68
Ratio of net investment income (loss) (%)	.81	.81	.64	.39	.34
Portfolio turnover rate (%)	222	185	143	124	89

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were .69% and .69%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Blue Chip Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. On August 13, 2004, Class I shares were renamed to Institutional Class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $97,228,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($37,660,000), October 31, 2010 ($56,710,000) and October 31, 2011 ($2,858,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 650,538
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (97,228,000)
Net unrealized appreciation (depreciation) on investments	$ 62,328,697

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2004, purchases and sales of investment securities (excluding short-term instruments) aggregated $1,282,910,446 and $1,314,528,625, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.56% of the Fund's average daily net assets.

In addition, for the year ended October 31, 2004, the Advisor agreed to reimburse the Fund $3,499, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 0.990%, 1.010%, 1.000% and 0.725% for Class A, B, C and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the year ended October 31, 2004, the amounts charged to the Fund by SISC were as follows:

Service to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2004
Class A	$ 936,307	$ —	$ 234,360
Class B	706,001	125,994	47,379
Class C	195,212	26,143	23,125
Institutional Class	10,285	76	7,712
	$ 1,847,805	$ 152,213	$ 312,576

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2004
Class B	$ 1,194,834	$ 81,843
Class C	355,956	28,364
	$ 1,550,790	$ 110,207

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2004	Annual Effective Rate
Class A	$ 838,699	$ 144,043.23%
Class B	394,230	57,763.25%
Class C	115,688	18,320.24%
	$ 1,348,617	$ 220,126

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and Class C shares for the year ended October 31, 2004 aggregated $52,999 and $125, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended October 31, 2004, the CDSC for Class B and C shares aggregated $586,712 and $2,560, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2004, SDI received $1,219.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2004, the custodian fee was reduced by $98 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	5,245,266	$ 86,367,470	5,616,080	$ 75,150,805
Class B	1,749,585	27,306,248	2,745,887	34,578,346
Class C	735,484	11,603,808	958,445	12,285,997
Institutional Class*	5,140,202	87,866,548	54,199	711,844
		$ 213,144,074		$ 122,726,992
Shares redeemed
Class A	(6,062,517)	$ (100,027,713)	(6,571,517)	$ (87,310,540)
Class B	(5,551,834)	(86,715,690)	(6,381,526)	(80,502,416)
Class C	(1,182,658)	(18,713,691)	(1,256,429)	(16,156,404)
Institutional Class*	(2,346,517)	(38,858,541)	(268,601)	(3,425,488)
		$ (244,315,635)		$ (187,394,848)
Net increase (decrease)
Class A	(817,251)	$ (13,660,243)	(955,437)	$ (12,159,735)
Class B	(3,802,249)	(59,409,442)	(3,635,639)	(45,924,070)
Class C	(447,174)	(7,109,883)	(297,984)	(3,870,407)
Institutional Class*	2,793,685	49,008,007	(214,402)	(2,713,644)
		$ (31,171,561)		$ (64,667,856)

* On August 13, 2004, Class I shares of the Fund were renamed to Institutional Class.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Scudder Blue Chip Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Blue Chip Fund (the "Fund"), as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Blue Chip Fund at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 22, 2004
Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of October 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co.; Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	85
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	85
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	85
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	85
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	85
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	85
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	85
Fred B. Renwick (1930) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees	85
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	85
Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[3] (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	139
Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

n/a
Charles A. Rizzo[5] (1957) Treasurer, 2002-present

Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a
Kevin M. Gay[5] (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a
Salvatore Schiavone[5] (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Address: 280 Park Avenue, New York, New York

4 Address: 345 Park Avenue, New York, New York

5 Address: Two International Place, Boston, Massachusetts

6 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	KBCAX	KBCBX	KBCCX
CUSIP Number	81111P-100	81111P-209	81111P-308
Fund Number	031	231	331
Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2004, Scudder Blue Chip Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                             SCUDDER BLUE CHIP FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP
("E&Y"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year      Audit Fees     Audit-Related      Tax Fees      All Other
   Ended          Billed         Fees Billed      Billed to     Fees Billed
October 31,      to Fund          to Fund            Fund         to Fund
--------------------------------------------------------------------------------
2004            $39,853              $0           $7,033          $0
--------------------------------------------------------------------------------
2003            $36,622              $0           $6,377          $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                    Audit-Related         Tax Fees            All Other
                     Fees Billed          Billed to          Fees Billed
  Fiscal           to Adviser and        Adviser and        to Adviser and
   Year             Affiliated           Affiliated          Affiliated
  Ended            Fund Service          Fund Service        Fund Service
 October 31,         Providers            Providers           Providers
--------------------------------------------------------------------------------
2004                  $281,500                 $0                    $0
--------------------------------------------------------------------------------
2003                  $137,900                 $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that E&Y billed during the
Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                               Total Non-Audit
                               Fees billed to              Total
                                Adviser and            Non-Audit Fees
                               Affiliated Fund           billed to
                              Service Providers         Adviser and
                              (engagements related      Affiliated
                 Total         directly to the         Fund Service
                Non-Audit       operations and          Providers
  Fiscal       Fees Billed    financial reporting      (all other     Total of
   Year         to Fund          of the Fund)          engagements)   (A),(B)
   Ended
October 31,       (A)                  (B)                  (C)        and (C)
--------------------------------------------------------------------------------
2004            $7,033            $0                  $386,601          $393,634
--------------------------------------------------------------------------------
2003            $6,377            $0                 $3,879,685       $3,886,062
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the fund.

                                       ***

The Fund's independent accountant, Ernst & Young LLP ("E&Y"), recently advised the Fund's Audit Committee that E&Y's member firms in China and
Japan ("E&Y China" and "E&Y Japan," respectively) provided certain non-audit services to Deutsche Bank entities and affiliates (collectively, the
"DB entities") during 2003 and 2004 that raise issues under the SEC auditor independence rules. The DB entities are within the "Investment Company Complex"
(as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

E&Y advised the Audit Committee that in connection with providing permitted expatriate tax compliance services during 2003 and 2004, E&Y China and
E&Y Japan received funds from the DB entities into E&Y "representative bank trust accounts" that were used to pay the foreign income taxes of the expatriates. E&Y has advised the Audit Committee that handling those funds was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)4(viii)), which states that "... an accountant's independence will be impaired if the accountant has ... custody of client assets.")

The Audit Committee was informed that E&Y China received approximately
$1,500 in fees for these services, while E&Y Japan received approximately
$41,000. E&Y advised the Audit Committee that it conducted an internal review of the situation and, in view of the fact that similar activities occurred vis-a-vis a number of E&Y audit clients unrelated to DB or the
Fund, E&Y has advised the SEC and the PCAOB of the matter. E&Y advised the Audit Committee that E&Y believes its independence as auditors for the
Fund was not impaired during the period the services were provided. In reaching this conclusion, E&Y noted a number of factors, including that none of the
E&Y personnel who provided the non-audit services to the DB entities were involved in the provision of audit services to the Fund, the E & Y professionals responsible for the Fund's audits were not aware that these non-audit services took place until October, 2004, and that the fees charged are not significant to E&Y overall or to the fees charged to the Investment
Company Complex.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Blue Chip Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Blue Chip Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    ---------------------------

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               January 4, 2005
                                    ---------------------------